UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2006

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, California 92660-6429

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 718-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 22, 2006, Registrant entered into material definitive agreements, which are referenced below, for the acquisition and master leaseback of the real estate holdings of Hearthstone Assisted Living, Inc., a Texas corporation (the “Company”), consisting of a portfolio of 32 assisted living and Alzheimer’s facilities. The purchase price is $419 million plus an estimated $12 million of debt defeasance and closing costs. The transaction is anticipated to close by May 31, 2006, subject to real estate, regulatory and other closing conditions. In tandem with the transaction, the Company’s current CEO and partners will acquire 100% ownership of the company that will operate the Hearthstone facilities.

Merger Agreement

On March 22, 2006, Registrant entered into an Agreement and Plan of Merger (the “Merger Agreement”) with HAL Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Registrant (“Merger Sub”) and the Company. The Merger Agreement contemplates that, subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company continuing after the merger as the surviving corporation (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger, the Company shareholders will receive an aggregate of $419 million in cash, subject to adjustment for debt defeasance (other than prepayment penalties and other defeasance costs), amounts payable under the Company’s 2004 Gain Sharing Plan, amounts payable to holders of stock options and stock warrants, transactions fees of the Company, and certain other adjustments.

The Merger is subject to representations, warranties, and covenants made by the parties in the Master Transactions Agreement (described below). The Merger is subject to certain closing conditions, including accuracy of the representations and warranties made by Registrant and the Company in the Master Transactions Agreement, satisfaction of certain real estate due diligence conditions, approval of the Merger Agreement and Master Transactions Agreement by Company shareholders owning at least 90% (by vote and value) of total outstanding Company shares, and receipt of necessary regulatory approvals.

This description of the Merger Agreement is qualified in its entirety by the terms and conditions of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Master Transactions Agreement

On March 22, 2006, Registrant entered into a Master Transactions Agreement (the “Master Transactions Agreement”) with the Company and Hearthstone Operations, LLC, a Delaware limited liability company (“Newco”), that sets forth representations, warranties, covenants and agreements in connection with the transactions contemplated under the Master Transactions Agreement, the Merger Agreement, the Contribution Agreement (described below) and other related agreements (the “Transactions Agreements”).

Registrant and the Company have made representations and warranties in the Master Transactions Agreement relating to, among others, corporate status, authorization, tax matters, real property, environmental matters, and labor and employee benefits. The representations and warranties made in the Master Transactions Agreement by Registrant and the Company survive the closing of the Merger and related transactions contemplated under the Transactions Agreements for a period of 12 to 36 months. In addition, pursuant to the terms of the Master Transactions Agreement, each party has agreed to indemnify the other for damages arising from, among other things, such party’s breach of its representations, warranties or covenants under the Master Transactions Agreement, subject to limitation in accordance with the survival periods referenced above and (in the case of the Company) agreed upon threshold amounts and caps on indemnifiable damages. In connection therewith, the parties to the Master Transaction Agreement will prior to the closing of the Merger enter into an escrow agreement whereby $15,000,000 of the merger consideration to be paid by Registrant will be placed in escrow as a fund for payment of indemnification claims made by Registrant under the Master Transaction Agreement.

The Company has agreed to abide by customary covenants relating to the conduct of its business between the signing of the Transactions Agreements and the closing of the transactions contemplated thereunder. The Master Transactions Agreement may be terminated under certain circumstances including: by mutual written consent of Registrant and the Company; by either of Registrant or the Company upon a material breach of the Agreement by the other party; and by either Registrant or the Company if any governmental entity issues an order enjoining or otherwise prohibiting the transactions contemplated under the Transactions Agreements.

In connection with the signing of the Master Transactions Agreement, Registrant placed an $8 million performance deposit in escrow. If the closing of the Merger does not occur, Registrant is, under certain circumstances, entitled to the return of this deposit. If the closing of the Merger does occur, the deposit will be credited against the merger consideration payable by Registrant.

This description of the Master Transactions Agreement is qualified in its entirety by the terms and conditions of the Master Transactions Agreement, which is filed as Exhibit 2.2 hereto, and is incorporated herein by reference.

Contribution Agreement

Registrant is not a party to the Contribution Agreement but may be materially affected by the Contribution Agreement as the closing of the Merger and other related transactions are contingent upon the closing of the transactions contemplated under the Contribution Agreement.

On March 22, 2006, the Company and Newco entered into a Contribution Agreement, whereby, prior to the effective time of the Merger, the Company will contribute to Newco all of its non-real estate assets, including all working capital items, equity interests in all non-real estate holding subsidiaries (the “Contributed Subsidiaries”) and the “Hearthstone” and “Caremark” names and marks. The Contributed Subsidiaries shall retain all of their respective liabilities and Newco shall assume all of the liabilities of the Company, except that neither the Contributed Subsidiaries nor Newco shall be liable for certain excluded liabilities, including debt to be repaid at the closing of the Merger, debt to be retained by the Company, and real estate liabilities. The Contribution Agreement contemplates that certain working capital adjustments will be made following the closing of the transactions contemplated in the Contribution Agreement and that Newco may be liable to make certain payments to former Company shareholders based upon such working capital adjustments.

The obligation of Newco and the Company to close the transactions contemplated by the Contribution Agreement is subject to certain closing conditions, including that the Merger Agreement and the Master Transactions Agreement shall not have been terminated, and that necessary regulatory approvals shall have been received.

This description of the Contribution Agreement is qualified in its entirety by the terms and conditions of the Contribution Agreement, which is filed as Exhibit 2.3 hereto, and is incorporated herein by reference.

Tax Side Letter

On March 22, 2006, Registrant entered into an agreement with Newco and the Company (the “Tax Side Letter”) whereby the parties mutually agreed that, prior to the closing of the Merger, they would work to structure the Merger and other related transactions in a way so as to reduce any adverse tax consequences incurred by Registrant in connection with the Merger and other related transactions. The Tax Side Letter further provides, however, that the Company is not required to consent to an alteration of the Merger or other related transactions to the extent that it determines in its reasonable discretion that it or any shareholder of the Company would be adversely affected by such alteration, unless Registrant agrees to indemnify the Company and the applicable shareholders.

This description of the Tax Side Letter is qualified in its entirety by the terms and conditions of the Tax Side Letter, which is filed as Exhibit 2.4 hereto, and is incorporated herein by reference.

Newco Side Letter

On March 21, 2006, Registrant entered into an agreement with Timothy Hekker, James Wang, and Laurence Daspit (“Management”) and Newco (the “Newco Side Letter”) whereby upon the satisfaction of the closing conditions relating to the obligations of Newco under the Master Transactions Agreement and the Merger Agreement (which include the closing of the contribution transaction contemplated under the Contribution Agreement), (i) Management agrees to pay (or cause an entity under the direct control and ownership of Management to pay) $6,000,000 in cash to purchase all of the equity of Newco at the closing of the Merger and other related transactions and (ii) Registrant, Newco and Management agree that upon the closing of the Merger and related transactions, Registrant will cause its applicable subsidiary or subsidiaries to, and Newco and Management shall cause the applicable subsidiary or subsidiaries of Newco to, enter into a master lease agreement (the “Master Lease”) and guaranty and letter of credit agreements, in each case in substantially the form attached as an exhibit to the Newco Side Letter, pursuant to which Registrant’s applicable subsidiary or subsidiaries will lease to Newco’s applicable subsidiary or subsidiaries the Hearthstone real property.

This description of the Newco Side Letter is qualified in its entirety by the terms and conditions of the Newco Side Letter, which is filed as Exhibit 2.5 hereto, and is incorporated herein by reference.

Certain information contained in this Form 8-K and its attachments contain forward-looking statement. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this report and the press release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals, including the closing of the transactions referenced herein and achievement of the anticipated benefits therefrom; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our annual report on Form 10-K filed with the SEC on February 8, 2006.

The agreements included herewith have been included to provide investors and security holders with information regarding their terms. None of them is intended to provide any other factual information about Registrant. The Master Transaction Agreement contains representations and warranties that the parties to the Master Transaction Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are (in the case of the Company) qualified by information contained in a confidential disclosure schedule that the Company provided in connection with signing the Master Transaction Agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Master Transaction Agreement and are modified (in the case of the Company)

in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Master Transaction Agreement, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 22, 2006, by and among Nationwide Health Properties, Inc., HAL Acquisition Corp., and Hearthstone Assisted Living, Inc.

All schedules and exhibits to the above Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The Registrant agrees to furnish a supplemental copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon request.

2.2	Master Transactions Agreement, dated as of March 22, 2006, by and among Nationwide Health Properties, Inc., Hearthstone Operations, LLC, and Hearthstone Assisted Living, Inc.

All schedules and exhibits to the above Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The Registrant agrees to furnish a supplemental copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon request.

2.3	Contribution Agreement, dated as of March 22, 2006, by and between Hearthstone Operations, LLC and Hearthstone Assisted Living, Inc.

All schedules and exhibits to the above Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The Registrant agrees to furnish a supplemental copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon request.

2.4	Letter Agreement, dated as of March 22, 2006, by and among Hearthstone Operations, LLC, Hearthstone Assisted Living, Inc., and Nationwide Health Properties, Inc.

2.5	NewCo Side Letter Agreement, dated as of March 21, 2006, by and among Nationwide Health Properties, Inc., Hearthstone Operations, LLC, and Timothy Hekker, James Wang, and Laurence Daspit

Certain schedules and exhibits to the above Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The Registrant agrees to furnish a supplemental copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: March 28, 2006	By:	/s/ Abdo H. Khoury
	Name:	Abdo H. Khoury
	Title:	Senior Vice President and Chief Financial and Portfolio Officer